COMMITMENTS, CONTINGENCIES AND GUARANTEES (Tables)	12 Months Ended
Dec. 31, 2018
COMMITMENTS, CONTINGENCIES AND GUARANTEES [Abstract]
Summary of Future Payment Commitments

	2019	2020	2021	2022	2023	2024 and beyond	Total
Gas purchase(a)	$3,157.1	$2,940.5	$2,639.3	$2,527.4	$2,349.9	$30,309.2	$43,923.4
Electricity purchase(c)	533.1	368.6	139.2	38.6	5.7	0.4	1,085.6
Service agreements(b)(d)	74.3	48.2	30.9	17.3	14.8	168.0	353.5
Pipeline and storage services(e)	861.6	862.2	818.8	795.6	781.7	4,645.3	8,765.2
Capital projects(f)	119.2	—	—	—	—	—	119.2
Operating leases(g)	23.9	30.9	29.4	28.0	25.8	164.8	302.8
Environmental(h)	6.1	4.7	3.0	0.5	0.4	0.5	15.2
Merger commitments	29.3	30.8	22.8	19.2	19.2	62.1	183.4
	$4,804.6	$4,285.9	$3,683.4	$3,426.6	$3,197.5	$35,350.3	$54,748.3
(a)

AltaGas enters into contracts to purchase natural gas from various suppliers for its utilities. These contracts are used to ensure that there is an adequate supply of natural gas to meet the needs of customers and to minimize exposure to market price fluctuations. Gas purchase commitments are valued based on forward prices, which may fluctuate significantly from period to period.

(b)

In 2014, AltaGas' Blythe facility entered into a Long-Term Service Agreement with Siemens to complete various upgrade and maintenance services on the Combustion Turbines (CT) at the Blythe facility over 124,000 equivalent operating hour per CT, or 25 years, whichever comes first. The LTSA has fixed fees that will be incurred in the five years following December 31, 2014 and variable fees on a per equivalent operating hour basis. As at December 31, 2018, the total commitment was $190.9 million payable over the next 16 years, of which $59.6 million is expected to be paid over the next five years.

(c)

AltaGas enters into contracts to purchase electricity from various suppliers for its utilities. Electricity purchase commitments are based on existing fixed price and fixed volume contracts, and include $44.1 million of commitments related to renewable energy credits.

(d)

In 2017, AltaGas entered into a 12-year service agreement for tug services to support the marine operations of RIPET. AltaGas is obligated to pay fixed and variable fees of approximately $60.1 million over the term of the contract.

(e)	Pipeline and storage commitments include minimum payments for natural gas transportation, storage and peaking contracts that have expiration dates through 2044.
(f)	Commitments for capital projects. Estimated amounts are subject to variability depending on the actual construction costs.
(g)	Operating leases include lease arrangements for office spaces, vehicles, rail cars, land, office and other equipment.
(h)	Environmental commitments relate to future costs associated with sites where AltaGas or its predecessors may have operated manufactured gas plants.